Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                           Apr 30, 1999
Current Due Period Ending                            May 31, 1999
Prior Distribution Date                              May 14, 1999
Distribution Date                                    Jun 14, 1999

Beginning Trust Principal Receivables            4,160,840,874.49
Average Principal Receivables                    4,348,700,019.71
FC&A Collections (Includes Recoveries)              69,760,384.22
Principal Collections                              138,592,530.49
Additional Balances                                 66,257,260.47
Net Principal Collections                           72,335,270.02
Defaulted Amount                                    31,469,168.59
Miscellaneous Payments                                       0.00
Principal Recoveries                                 2,088,340.00

Beginning Participation Invested Amount            396,088,996.68
Beginning Participation Unpaid Principal           396,088,996.68
Balance
Ending Participation Invested Amount               386,634,264.06
Ending Participation Unpaid Principal Balance      386,634,264.06

Accelerated Amortization Date                        Oct 15, 2000
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  396,088,996.68
Numerator for Fixed Allocation                     406,621,821.88
Denominator - Max(Sum of Numerators,             4,348,700,019.71
Principal Receivables)
Applicable Allocation Percentage                          9.1082%
Investor FC&A Collections                            6,353,926.57

Series Participation Interest Default Amount
Numerator for Floating Allocation                  396,088,996.68
Denominator - Max(Sum of Numerators,             4,348,700,019.71
Principal Receivables)
Floating Allocation Percentage                            9.1082%
Series Participation Interest Default Amount         2,866,279.89


Principal Allocation Components
Numerator for Floating Allocation                  396,088,996.68
Numerator for Fixed Allocation                     406,621,821.88
Denominator - Max(Sum of Numerators,             4,348,700,019.71
Principal Receivables)


Series Participation Interest Monthly
Interest
(a) Series Participation Interest Pass                    6.2500%
Through Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                6.2500%
(c) Rate Sufficient to Cover Interest, Yield              4.7537%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           396,088,996.68
Principal Balance
(e) Actual days in the Interest Period                         31
Series Participation Monthly Interest,               2,131,728.98
[a*d*e]

Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest                       0.00
Interest Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,            9,454,732.62
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)        6,588,452.73
or e]
(b) prior to Accelerated Amort. Date or not          6,588,452.73
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                        9.1082%
(d) Net Principal Collections                       72,335,270.02
(e) after Accelerated Amort Date or Early           12,958,987.05
Amort Period, [f*g]
(f) Fixed Allocation Percentage                           9.3504%
(g) Collections of Principal
                                                   138,592,530.49

(h) Minimum Principal Amount, [Min(i,l)]             4,263,322.05
(i)  Floating Allocation Percentage of              12,623,307.22
Principal Collections
(j)  1.8% of the Series Participation                7,129,601.94
Interest Invested Amount
(k) Series Participation Interest Net Default        2,866,279.89
Payment Amount
(l)  the excess of (j) over (k)                      4,263,322.05

(m) Series Participation Interest Net Default        2,866,279.89
Payment Amount

(n) Optional Repurchase Amount (principal                    0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                  6,353,926.57
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly                2,131,728.98
Interest [Sec. 4.11(a)(ii)]
Series Participation Interest Interest                       0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         2,866,279.89
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                     0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   660,148.33
Excess [Sec. 4.11(a)(vi)]                              695,769.37

Series Participation Investor Charge Off                     0.00
[Sec. 4.12(a)]

Series 1995-1  Owner Trust Calculations


Due Period Ending                                           May 31,
1999

Payment Date                                                Jun 15,
1999




Calculation of Interest Expense





Index (LIBOR)
4.902500%

Accrual end date, accrual beginning date and days in        Jun 15,
1999       May 17, 1999                 29

Interest Period

Class A                                                  Class B
  Certificates  Overcoll Amount
Beginning Unpaid Principal Balance
197,959,785.46
146,552,928.77    13,863,114.89    37,713,167.56
Previously unpaid interest/yield
 0.00                                                     0.00
        0.00
Spread to index
0.24%                                                   0.625%
       1.03%
Rate (capped at 13.0%, 15%, 16%)
5.142500%                                                5.527500%
      5.932500%
Interest/Yield  Payable on the Principal Balance
820,062.16                                               652,557.45
      66,251.25
Interest on previously unpaid interest/yield
 0.00                                                     0.00
        0.00
Interest/Yield Due
820,062.16                                               652,557.45
      66,251.25
Interest/Yield Paid



820,062.16                                               652,557.45
      66,251.25



Summary





Beginning Security Balance



197,959,785.46
146,552,928.77    13,863,114.89    37,713,167.56
Beginning Adjusted Balance



197,959,785.46
146,552,928.77    13,863,114.89
Principal Paid
                                                  3,498,251.07
  330,915.65       982,912.47

4,725,171.97
Ending Security Balance



193,234,613.49
143,054,677.70    13,532,199.24    36,812,773.63
Ending Adjusted Balance



193,234,613.49
143,054,677.70    13,532,199.24
Ending Certificate Balance as % Participation

     3.5000%
Interest Invested Amount
Targeted Balance
                                                143,054,677.70
13,532,199.24

193,317,132.03
Minimum Adjusted Balance
                                                 61,666,666.67
5,833,333.33    15,833,333.33
Certificate Minimum Balance

11,716,564.74
Ending OC Amount as Holdback Amount

                36,812,773.62
Ending OC Amount as Accelerated Prin Pmts

                         0.01



Beginning Net Charge offs
 0.00                                                     0.00
        0.00             0.00
Reversals
 0.00                                                     0.00
        0.00             0.00
Charge offs
 0.00                                                     0.00
        0.00             0.00
Ending Net Charge Offs
 0.00                                                     0.00
        0.00             0.00



Interest/Yield Paid per $1000
$1.0934162                                               $3.7896203
     $2.1862213
Principal Paid per $1000
$6.3002293                                              $20.3155188
    $10.9198670






Series 1995-1  Owner Trust Calculations

Due Period
                         May 1999
Payment Date
                     Jun 15, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                     9,454,732.62
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                        82,518.54


Series Participation Interest Monthly Interest
                     2,131,728.98


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)
                       820,062.16




  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)
                       652,557.45
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)
                        66,251.25


Principal up to Optimum Monthly Principal Balance

  Pay Class A to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                     4,642,653.43




  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                3,498,251.07
3.05(a)(ii)(b)


Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(c)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.              330,915.65
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)       982,912.47


Principal up to Accelerated Principal Payment Amout

  Pay Class A to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(a)




  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)
                        82,518.54




  Pay Class B to zero- Sec. 3.05(a)(v)(d)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A to zero- Sec. 3.05(a)(vi)(a)
                             0.00




  Pay Class B to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(c)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(d)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 510,339.58








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.               982,912.47
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(d)                    0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments                82,518.54
To Designated Certificate Holder up to Holdback Amount
                       900,393.93
To HCLC any remaining amounts
                             0.00


Principal paid to the Designated Certificate
                         3,319.64